Rule 497(e)
                                      Registration Nos. 333-174332 and 811-22559



                      FIRST TRUST EXCHANGE-TRADED FUND IV

                        FIRST TRUST STRATEGIC INCOME ETF
                                  (the "Fund")

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED AUGUST 6, 2014


                            DATED NOVEMBER 14, 2014

      The section entitled, "Fund Investments - Dividend Paying U.S. Exchange-Traded Equity Securities and Depositary Receipts and Related Option Overlay Strategy," is hereby replaced in its entirety with the following:


DIVIDEND PAYING U.S. EXCHANGE-TRADED EQUITY SECURITIES AND DEPOSITARY RECEIPTS AND RELATED OPTION OVERLAY STRATEGY

      The Fund intends to invest between 0% and 30%, but may invest up to 50%, of its net assets in dividend paying U.S. exchange-traded equity securities (including common stock) of companies domiciled in the United States and depositary receipts. For the avoidance of doubt, this investment category and these percentages will not include investments in preferred securities (described above under "Preferred Securities"), investments in those equity securities that are included in "Equity Securities of Energy Infrastructure Companies" (as described above), or investments in ETFs that are intended to provide exposure to any of the other five investment categories.

      The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. To implement this strategy, the Fund will write (sell) covered U.S. exchange-traded call options in order to seek additional cash flow in the form of premiums on the options. The market value of the option overlay strategy may be up to 30% of the Fund's overall net asset value and the notional value of the calls written may be up to 30% of the overall Fund. The maturity of the options utilized will generally be between one week and three months. The options written may be in-the-money, at-the-money or out-of-the-money.


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE